UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2025

TERADYNE, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-06462	04-2272148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Riverpark Drive, North Reading, MA	01864
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 370-2700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.125 per share	TER	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26, 2025, the Board of Directors (the “Board”) of Teradyne, Inc. (“Teradyne”) appointed Necip Sayiner and Drew Henry as directors of Teradyne effective July 1, 2025. The Board also appointed Mr. Sayiner to the Board’s Audit Committee and Mr. Henry to the Board’s Compensation Committee and Nominating and Corporate Governance Committee effective July 1, 2025.

The Board has determined that Mr. Sayiner and Mr. Henry are both independent. To be considered independent by the Board, a director must satisfy the definitions pursuant to the Securities Exchange Commission and Nasdaq rules and, in the Board’s judgment, not have a material relationship with Teradyne. Teradyne’s Corporate Governance Guidelines, which include director qualification standards, are available on Teradyne’s web site at www.teradyne.com under the “Governance” section of the “Investor Relations” link.

Mr. Sayiner and Mr. Henry will be eligible to receive compensation for their service on the Board consistent with that provided to all non-employee directors, which is described under the caption “Director Compensation” in Teradyne’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 28, 2025, as adjusted by the Board of Directors from time to time.

There are no arrangements or understandings between Mr. Sayiner or Mr. Henry and any other persons pursuant to which either was selected to serve as a director of Teradyne. In addition, there are no transactions between Teradyne and Mr. Sayiner or Mr. Henry or either of their immediate family members requiring disclosure under Item 404(a) of Regulation S-K promulgated under the Exchange Act.

Item 7.01.	Regulation FD Disclosure

On June 26, 2025, Teradyne issued a press release announcing the appointment of Mr. Sayiner and Mr. Henry to the Board effective as of July 1, 2025. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by Teradyne, Inc. on June, 26, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERADYNE, INC.

Dated: June 26, 2025	By:	/s/ Ryan Driscoll
	Name:	Ryan Driscoll
	Title:	Vice President, General Counsel, & Secretary